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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2002

CENTIV, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-23221 (Commission File Number)	58-2033795 (I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 876-8300

(Former name or former address, if changed since last report.)

Item 5.    Other Items

        On December 10, 2002, Centiv, Inc. (the "Company") received notification from Nasdaq that for 30 consecutive trading days, the Company's common stock closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq SmallCap Market. To return to compliance, the bid price of the Company's common stock must close at or above $1.00 per share for at least 10 consecutive trading days by June 9, 2003. Failure to achieve compliance may result in the Company's common stock ceasing to be listed on the Nasdaq SmallCap Market.

        The Company's Board of Directors is considering various alternatives to address this issue.

Item 7.    Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

    99.1    Press Release dated December 16, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.
Date: December 24, 2002	By:	/s/ THOMAS M. MASON Thomas M. Mason Chief Financial Officer

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  Item 5. Other Items
  Item 7. Financial Statements and Exhibits
SIGNATURE